UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

(Exact name of registrant as specified in its charter)

New Hampshire	001-06392	02-0181050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Park 780 North Commercial Street Manchester, New Hampshire	03101-1134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2026, Public Service Company of New Hampshire, doing business as Eversource Energy (the “Company”), issued an additional $200,000,000 aggregate principal amount of its 5.35% First Mortgage Bonds, Series X, Due 2033 (the “Bonds”), pursuant to an Underwriting Agreement, dated June 22, 2026, among KeyBanc Capital Markets Inc., PNC Capital Markets LLC, and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein, and the Company. The additional Bonds are part of the same series of debt securities issued by the Company on September 25, 2023, in the aggregate principal amount of $300,000,000, and on April 1, 2024, in the aggregate principal amount of $300,000,000. Following the closing of this offering, the aggregate principal amount of the Bonds outstanding totaled $800,000,000.

The Bonds were issued under a Twenty-Ninth Supplemental Indenture, dated as of June 1, 2026, between the Company and U.S. Bank Trust Company, National Association, as Trustee, supplementing the First Mortgage Indenture, dated as of August 15, 1978, as supplemented, amended and restated effective as of June 1, 2011, between the Company and U.S. Bank Trust Company, National Association, as Trustee. The terms of the Bonds, and the form thereof, were set forth in the Twenty-Sixth Supplemental Indenture, dated as of September 1, 2023 between the Company and U.S. Bank Trust Company, National Association, as Trustee

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated June 22, 2026, between Public Service Company of New Hampshire, doing business as Eversource Energy, and KeyBanc Capital Markets Inc., PNC Capital Markets LLC, and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named therein.
4.1	Twenty-Sixth Supplemental Indenture establishing the terms of the Bonds, dated as of September 1, 2023, between the Company and U.S. Bank Trust Company, National Association, as Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Commission on September 25, 2023, File No. 001-06392.
4.2	Form of 5.35% First Mortgage Bonds, Series X, Due 2033 (included as Schedule A to the Twenty-Sixth Supplemental Indenture filed herewith as Exhibit 4.1).
4.3	Twenty-Ninth Supplemental Indenture, dated as of June 1, 2026, between the Company and U.S. Bank Trust Company, National Association, as Trustee.
5.1	Legal opinion of Erik Newman, Esq. relating to the validity of the Bonds.
23.1	Consent of Erik Newman, Esq. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
(Registrant)

June 30, 2026	By:	/s/ Matthew P. Fallon
Matthew P. Fallon
Assistant Treasurer-Corporate Finance and Cash Management